EMERGING MARKETS OPPORTUNITIES FUND
Grandeur Peak Funds	Investor Class: GPEOX | Institutional Class: GPEIX
Summary Prospectus September 1, 2026

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://regdocs.blugiant.com/grandeur-peak/. You can also get this information at no cost by calling 1-855-377-PEAK(7325), by sending an e-mail request to Fulfillment@ultimusfundsolutions.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated September 1, 2026, along with the Fund’s most recent annual report dated April 30, 2026, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Investor Shares	Institutional Shares
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.35%	1.35%
Distribution and service (12b-1) fees	0.25%	0.00%
Other Expenses	0.50%	0.50%
Total Annual Fund Operating Expenses	2.10%	1.85%
Fee Waiver and Expense Reimbursement(1)	(0.15)%	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	1.95%	1.70%

(1)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding (i) any front-end or contingent deferred loads, (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses,(iv)borrowing costs (such as interest and dividend expense on securities sold short), (v) taxes, and (vi) extraordinary expenses such as litigation expenses (which may include indemnification of the Fund’s officers and Trustees and contractual indemnification of the Fund’s service providers (other than the Adviser))) to 1.95% and 1.70% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) shall continue at least through September 1, 2027. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified prior to September 1, 2027, except with the approval of the Trust’s Board of Trustees.
(2)	Restated to reflect current fees.

EXAMPLE

This example helps you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your cost would be:	1 Year	3 Years	5 Years	10 Years
Investor Shares	$198	$628	$1,101	$2,407
Institutional Shares	$173	$552	$972	$2,144

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher portfolio turnover rate may also result in more income taxes when Fund shares are held in a taxable account. During the fiscal year ended April 30, 2026, the portfolio turnover rate for the Fund was 30% of the average value of its portfolio.

Grandeur Peak Funds | 2026 Prospectus	1

Grandeur Peak Funds EMERGING MARKETS OPPORTUNITIES FUND

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Strategic Focus

The Fund invests primarily in micro- to mid-cap companies (as further described below) that are economically tied to emerging or frontier markets. Under normal market conditions, the Adviser invests at least 80% of the Fund’s assets in equity securities of companies economically tied to emerging or frontier markets.

The Fund also typically invests in securities issued by companies economically tied to each of at least three emerging or frontier markets. The Fund invests the Fund’s assets primarily in companies with market capitalizations of less than $5 billion at the time of purchase. The Fund may invest a significant portion of its total assets in micro-cap companies with market capitalizations below $1.5 billion (up to 90% at the time of purchase under normal market conditions).

The Fund may also invest a portion of its total assets (up to 50% under normal market conditions) in securities of companies with market capitalizations of greater than $5 billion at the time of purchase when the companies meet the Adviser’s investment criteria.

The Adviser considers a company to be economically tied to a country if at least one of the following attributes exists: the company (1) is organized in such country, (2) is headquartered in such country, (3) has its primary stock exchange listing in a market located in such country, or (4) during the company’s most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its assets in such country. Emerging and frontier markets include all countries excluded from the MSCI World Index of developed countries.

Analytical Approach

The Adviser uses a process of quantitative screening of the financial trends and health of each company in its investment universe followed by “bottom up” fundamental analysis to identify growth companies that it believes are among the highest quality in their global peer group. This fundamental analysis generally includes a study of the company’s financial performance, its management, its competitors, its industry, its competitive advantage, material sustainability factors, the geographic region(s) to which it is economically tied, and talking with the management team. In performing such analysis, the Adviser seeks to evaluate each company’s long-term potential. The Adviser also travels on an as-needed basis to visit companies and expects to speak directly with senior management.

The Adviser incorporates the results of this analysis into its overall decision-making but does not necessarily include or exclude a particular company solely based on the Adviser’s assessment of any single criterion.

The Fund may also invest in growth companies that the Adviser believes have hit a temporary setback and therefore have a particularly appealing valuation relative to their long-term growth potential. At times, the Fund may invest in early-stage companies with limited or no earnings history and in Initial Public Offerings (IPOs).

The Adviser invests in what it believes to be the best investments available without regard to benchmark weightings in regions, countries, or industries. The Adviser may significantly shift Fund assets between asset classes, sectors and geographic regions based on where it believes the best growth opportunities and valuations currently exist. The Fund may invest a significant percentage of its assets in a few sectors or regions.

PRINCIPAL RISKS OF THE FUND

All investments carry some degree of risk that will affect the value of the Fund, its investment performance, and the price of its shares. As a result, you may lose money if you invest in the Fund.

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

The Fund is subject to the following principal investment risks:

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, tariffs and trade wars, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Stock Market Risk. The Fund’s investments may decline due to movements in the overall stock market. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, political events, natural disasters and the spread of infectious illness or other public health issues affect the securities and derivatives markets. Particularly during periods of declining or illiquid markets, the Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value and could cause the remaining shareholders in the Fund to lose money.

Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.

Micro-Cap Company Stock Risk. The securities of micro-cap companies may be particularly volatile in price, and such securities have significantly lower trading volumes than small- or mid-cap companies. As a result, the purchase or sale of more than a limited number of shares may affect its market price. Micro-cap companies may have limited markets, financial resources, or product lines, may lack management depth, may be more vulnerable to adverse business or market developments, and may have less publicly available information relative to larger companies.

2	1.855.377.PEAK (7325) | www.grandeurpeakglobal.com

Grandeur Peak Funds EMERGING MARKETS OPPORTUNITIES FUND

Foreign Securities and Foreign Markets Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. In some foreign markets, there may not be protection or legal recourse against failure by other parties to complete transactions or in the event of a default on a debt instrument.

Emerging and Frontier Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies economically tied, including by domicile, to emerging and frontier market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.

Foreign Country Exposure Risk. The Fund may have exposure to foreign countries as a result of investments in domestic companies with foreign exposure. This includes possible exposure to emerging and frontier countries. To the extent the Fund invests in securities of companies with exposure to foreign markets, including in emerging and frontier countries, such investments would be subject to the same risks as a direct investment in such markets and countries. It also may not be possible for companies to repatriate capital, interest, and other income from a particular foreign country. Such risks may impact the stock valuation of companies with foreign exposure.

Region Risk. Social, political, and economic conditions and changes in regulatory, tax or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region.

Taiwan. Taiwan is a small island state with few raw material resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Taiwanese economy. Also, continued labor outsourcing may adversely affect the Taiwanese economy. Taiwan’s economy is intricately linked with economies of Asian countries that have experienced over-extensions of credit, frequent and pronounced currency fluctuations, currency devaluations, currency repatriation, rising unemployment and fluctuations in inflation. Taiwan’s geographic proximity to China and Taiwan’s history of political contention with China have resulted in ongoing tensions with China, including the risk of war with China.

Currency Risk. The U.S. dollar value of the Fund’s assets will be affected by foreign currency exchange rates and may be affected by exchange control regulations. A change in the value of any foreign currency will change the U.S. dollar value of the Fund’s assets that are denominated or traded in that country. In addition, the Fund may incur costs in connection with conversions between various currencies.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in countries with emerging economies and securities markets, which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect the Fund’s investments.

Regulatory Risk. Foreign companies not publicly traded in the United States are not subject to accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. In addition, there may be less information publicly available about such companies.

Sector Exposure Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Grandeur Peak Funds | 2026 Prospectus	3

Grandeur Peak Funds EMERGING MARKETS OPPORTUNITIES FUND

Sector and Geography Weightings Risk. Market conditions, interest rates and economic, regulatory, or financial developments could significantly affect all the securities in a single sector or geography. If the Fund invests in only a few sectors or geographies, it may have increased relative exposure to the price movements of those sectors and geographies.

Small-Cap Company Stock Risk. Small-cap company stocks may be very sensitive to changing economic conditions and market downturns. Small-cap companies’ earnings and revenues may be less predictable, their share prices may be more volatile, and markets less liquid than companies with larger market capitalizations. There may be less publicly available information about these companies, which can affect the pricing of their shares or the Fund’s ability to dispose of those shares.

Mid-Cap Company Stock Risk. Mid-cap company stocks may be very sensitive to changing economic conditions and market downturns. Mid-cap companies’ earnings and revenues may be less predictable, their share prices may be more volatile, and markets less liquid than companies with larger market capitalizations. There may be less publicly available information about these companies, which can affect the pricing of their shares or the Fund’s ability to dispose of those shares.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such less liquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of the investment, or other investments, at unfavorable times or prices in order to satisfy its obligations.

Managed Portfolio Risk. The Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

Early-Stage Companies Risk. Early-stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early-stage companies may be less liquid, privately traded, and more volatile and speculative than the securities of larger companies.

Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to such factors as the absence of a prior public market, the small number of shares available for trading and limited investor information.

Growth Stock Risk. Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks, and they may fall or not appreciate in step with the broader securities markets.

Value Investing Risk. Value investing attempts to identify strong companies whose stocks are selling at a discount from their perceived true worth and is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.

ADR Risk. ADRs involve risks similar to those associated with investments in foreign securities. ADRs listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in ADRs that provide exposure to non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. Investments in ADRs also may be subject to withholding or other taxes and may be indirectly subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Foreign Tax Risk. The Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. A Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by the Fund, shareholders may not be entitled to a credit or deduction for U.S. tax purposes.

Transaction Costs. The costs of buying and selling foreign securities including brokerage, tax and custody costs are generally higher than those for domestic transactions.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund. The Fund acquired all of the assets and liabilities of the Predecessor Fund in a tax-free reorganization on October 20, 2023. In connection with this acquisition, shares of the Predecessor Fund were exchanged for shares of the Fund. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Fund is a continuation of the Predecessor Fund, and therefore, the performance information includes the performance of the Predecessor Fund. Performance shown below prior to October 20, 2023 is that of the Predecessor Fund.

The bar chart below depicts the change in the performance of the Fund’s Institutional Shares for each of the last 10 calendar years. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index and a supplemental index. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available on the Fund’s website www.grandeurpeakglobal.com or by calling 855-377-PEAK(7325).

4	1.855.377.PEAK (7325) | www.grandeurpeakglobal.com

Grandeur Peak Funds EMERGING MARKETS OPPORTUNITIES FUND

Annual Total Returns (years ended 12/31)

40%
30%
20%
10%
0%
-10%
-20%
-30%
6.89%
28.33%
-20.48%
23.62%
31.03%
8.99%
-24.50%
12.23%
-8.62%
9.08%
12/31/2016
12/31/2017
12/31/2018
12/31/2019
12/31/2020
12/31/2021
12/31/2022
12/31/2023
12/31/2024
12/31/2025

Best Quarter – June 30, 2020	29.37%
Worst Quarter – March 31, 2020	-23.00%

As of June 30, 2026, the year-to-date return on the Fund’s Institutional Class shares was 19.70%.

Average Annual Total Returns

(for the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	9.08%	-1.64%	4.99%
Return After Taxes on Distributions	5.18%	-2.94%	4.23%
Return After Taxes on Distributions and Sale of Fund Shares	10.66%	-0.73%	4.27%
Investor Class
Return Before Taxes	8.88%	-1.87%	4.74%
Indexes (reflects no deduction for fees, expenses or taxes, other than withholding taxes, as noted)*
MSCI EM SMID Cap Index (Net)**	24.86%	7.30%	7.91%
MSCI EM IMI Index (Net)**	31.38%	4.66%	8.37%

*	The MSCI EM IMI Index is considered the primary benchmark to comply with regulations requiring comparison of the Fund to a broad-based securities market index. The Adviser believes the MSCI EM SMID Cap Index better represents the Fund’s investment strategy.
**	Net performance reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident individuals who do not benefit from double taxation treaties.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

After-tax returns are shown only for Institutional Class shares of the Fund. After-tax returns for Investor Class shares will vary from those shown for Institutional Class shares due to varying sales charges and expenses among the classes.

INVESTMENT ADVISER

Grandeur Peak Global Advisors, LLC is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Lead Portfolio Managers: Blake Walker and Liping Cai, since inception of the Fund, and Juliette Douglas, since January 2025. Mr. Walker was a lead portfolio manager of the Predecessor Fund from its inception in 2013. Ms. Cai was a portfolio manager of the Predecessor Fund from 2018.

PURCHASE AND SALE OF FUND SHARES

The Fund offers two classes of shares, Investor Class and Institutional Class shares. The minimum initial investment for both share classes is $1,000 for each account; except that the minimum to open an UGMA/UTMA or a Coverdell Education Savings Account is $100. There is no subsequent minimum investment amount for either share class.

Purchases, exchanges and redemptions may be made on any day the New York Stock Exchange is open for trading through institutional channels, such as financial intermediaries and retirement platforms, or directly with the Fund through the Fund’s website at www.grandeurpeakglobal.com, by telephone at 855-377-PEAK(7325) or by regular mail c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions may be taxed as ordinary income, capital gains, qualified dividend income or Section 199A dividends, except when your investment is held in an IRA, 401(k) or other tax-advantaged investment plan. Withdrawals from a tax-advantaged investment plan will be subject to special tax rules.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Grandeur Peak Funds | 2026 Prospectus	5

INTENTIONALLY LEFT BLANK

INTENTIONALLY LEFT BLANK